Exhibit 99.1

KOPIN CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On January 15, 2013 (the “Closing Date”), Kopin Corporation (the “Company”) completed the sale of its III-V product line, including all of the outstanding equity interest in KTC Wireless, LLC, a wholly-owned subsidiary of the Company that held the Company’s investment in Kopin Taiwan Corporation (“KTC”), to IQE KC, LLC (“IQE”) and IQE plc (“Parent”, and collectively with IQE, the “Buyer”) pursuant to a Purchase Agreement (the “Purchase Agreement”) entered into on January 10, 2013 for an aggregate purchase price of approximately $75 million, subject to certain adjustments, including working capital adjustments and escrow (the “Sale”). Of the total consideration, $55 million was paid to the Company as of the Closing Date and $5 million was placed in escrow pending a final determination of adjustments and working capital as of the Closing Date. The remaining $15 million will be paid to the Company on the third anniversary of the Closing Date.

The following unaudited pro forma condensed consolidated financial statements are presented to comply with Article 11 of Regulation S-X and follow prescribed SEC regulations. The unaudited condensed consolidated pro forma financial statements do not purport to present what the Company’s results would have been had the disposition actually occurred on the dates indicated or to project what the Company’s results of operations or financial position would have been for any future period. The prescribed regulations limit pro forma adjustments to those that are directly attributable to the disposition on a factually supported basis. Consequently, the Company was not permitted within the condensed consolidated pro forma financial statements to allocate to the disposed operations any indirect corporate overhead or costs, such as administrative corporate functions or any other costs that were shared with the retained business of the Company. As a result such costs are not reflected in the pro forma adjustments and are included in the retained business of the Company. Additionally, the unaudited condensed consolidated pro forma financial statements do not include costs associated with transferring the assets, liabilities or contracts resulting from the Sale. The pro forma adjustments are described in the notes to the unaudited condensed consolidated pro forma financial statements.

The unaudited condensed consolidated pro forma financial statements have been prepared for informational purposes and to assist in the analysis of Company’s sale of its III-V product line assets and its investment in KTC to the Buyer. This information should be read together with the historical consolidated financial statements and related notes of Kopin included in its Annual Report on Form 10-K for the year ended December 31, 2011 and its Quarterly Report on Form 10-Q for the quarter ended September 29, 2012.

The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 29, 2012 and the years ended December 31, 2011, December 25, 2010 and December 26, 2009, assume the Sale occurred on the first day of the earliest fiscal period presented. The unaudited pro forma condensed consolidated balance sheet as of September 29, 2012, assumes the Sale occurred on September 29, 2012. The unaudited pro forma condensed consolidated financial statements are derived from the historical consolidated financial statements of Kopin and are based on assumptions that management believes are reasonable in the circumstances.

Kopin Corporation

Unaudited Pro Forma Condensed Consolidated Balance Sheets

At September 29, 2012

	Kopin	Pro Forma Adjustments			Pro Forma Kopin
ASSETS
Current assets:
Cash and equivalents	$25,263,239	$55,000,000	(A	)	$80,263,239
Restricted cash held in escrow cash held in escrow	—	5,000,000	(A	)	5,000,000
Marketable debt securities, at fair value	69,273,996	—			69,273,996
Accounts receivable, net of allowance of $454,000	12,293,195	(8,038,792)	(B	)	4,254,403
Accounts receivable from unconsolidated affiliates	2,072,892	(1,990,772)	(B	)	82,120
Unbilled receivables	587,652	(9,129)	(B	)	578,523
Inventory	19,684,989	(13,461,679)	(B	)	6,223,310
Prepaid taxes	878,320	(335,239)	(B	)	543,081
Prepaid expenses and other current assets	1,052,351	(45,211)	(B	)	1,007,140

Total current assets	131,106,634	36,119,178			167,225,812
Property, plant and equipment, net	33,710,208	(25,395,984)	(B	)	8,314,224
Deferred tax assets, net	3,472,437	(3,472,437)	(B	)	—
Goodwill	1,140,787	—			1,140,787
Intangible assets, net	1,829,151	—			1,829,151
Note receivable	—	14,800,000	(F	)	14,800,000
Other assets	9,287,486	(48,171)	(B	)	9,239,315

Total assets	$180,546,703	$22,002,586			$202,549,289

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$9,503,243	$(6,252,531)	(B	)	$3,250,712
Accrued payroll and expenses	3,037,011	(1,553,006)	(B	)	1,484,005
Accrued warranty	1,015,000	(150,000)	(B	)	865,000
Billings in excess of revenue earned	2,214,889	—			2,214,889
Other accrued liabilities	4,925,003	(1,114,923)	(B	)	3,810,080

Total current liabilities	20,695,146	(9,070,460)			11,624,686
Asset retirement obligations	1,144,773	(820,624)	(C	)	324,149
Commitments and contingencies
Stockholders’ equity:
Preferred stock, par value $.01 per share: authorized, 3,000 shares; none issued	—	—			—
Common stock, par value $.01 per share: authorized, 120,000,000 shares; issued 76,156,551 shares; outstanding 63,414,292	732,754	—			732,754
Additional paid-in capital	318,515,179	—			318,515,179
Treasury stock (9,861,139 shares, at cost)	(34,450,978)	—			(34,450,978)
Accumulated other comprehensive income	6,380,602	(1,389,363)	(D	)	4,991,239
Accumulated deficit	(139,132,141)	35,839,331	(D	)	(103,292,810)

Total Kopin Corporation stockholders’ equity	152,045,416	34,449,968			186,495,384
Noncontrolling interest	6,661,368	(2,556,298)	(D	)	4,105,070

Total stockholders’ equity	158,706,784	31,893,670			190,600,454

Total liabilities and stockholders’ equity	$180,546,703	$22,002,586			$202,549,289

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Kopin Corporation

Unaudited Pro Forma Condensed Consolidated Statements of Operations

Nine Months Ended September 29, 2012

	Kopin	Pro Forma Adjustments			Pro Forma Kopin
Revenues:
Net product revenues	$67,449,979	$(43,648,821)	(E	)	$23,801,158
Research and development revenues	2,585,900	(319,682)	(E	)	2,266,218

	70,035,879	(43,968,503)			26,067,376
Expenses:
Cost of product revenues	49,714,995	(32,745,296)	(E	)	16,969,699
Research and development	16,519,193	(5,849,328)	(E	)	10,669,865
Selling, general and administration	15,591,101	(2,571,369)	(E	)	13,019,732
Impairment of goodwill	1,704,770	—			1,704,770

	83,530,059	(41,165,993)			42,364,066

Loss from continuing operations	(13,494,180)	(2,802,510)			(16,296,690)
Other income and expense:
Interest income	829,028	21,208	(E	)	850,236
Other income net	290,114	(119,550)	(E	)	170,564
Foreign currency transaction (losses) gains	(656,334)	231,009	(E	)	(425,325)
Gain on sale of investments	856,170	—			856,170
Loss on investment in Ikanos	(557,594)	—			(557,594)

	761,384	132,667			894,051

Loss from continuing operations before provision for income taxes, equity losses in unconsolidated affiliates and loss attributable to noncontrolling interest	(12,732,796)	(2,669,843)			(15,402,639)
Tax provision	(1,335,500)	1,312,700	(G	)	(22,800)

Loss from continuing operations before equity losses in unconsolidated affiliates and loss of noncontrolling interest	(14,068,296)	(1,357,143)	(E	)	(15,425,439)
Equity losses from continuing operations in unconsolidated affiliates	(592,480)	—			(592,480)

Loss from continuing operations	(14,660,776)	(1,357,143)			(16,017,919)
Loss from continuing operations attributable to the noncontrolling interest	160,300	336,387	(E	)	496,687

Loss from continuing operations attributable to the controlling interest	$(14,500,476)	$(1,020,756)			$(15,521,232)

Loss from continuing operations per share
Basic	$(0.23)				$(0.24)

Diluted	$(0.23)				$(0.24)

Weighted average number of common shares
Basic	63,572,753				63,572,753
Diluted	63,572,753				63,572,753

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Kopin Corporation

Unaudited Pro Forma Condensed Consolidated Statements of Operations

Twelve Months Ended December 31, 2011

	Kopin (As Restated)	Pro Forma Adjustments			Kopin Pro Forma
Revenues:
Net product revenues	$125,464,687	$(65,955,728)	(E	)	$59,508,959
Research and development revenues	5,679,908	(530,264)	(E	)	5,149,644

	131,144,595	(66,485,992)			64,658,603
Expenses:
Cost of product revenues	82,941,219	(48,282,199)	(E	)	34,659,020
Research and development-funded programs	3,741,602	(400,527)	(E	)	3,341,075
Research and development-internal	22,133,360	(8,915,342)	(E	)	13,218,018
Selling, general and administrative	18,928,996	(2,937,600)	(E	)	15,991,396
Impairment of intangible assets and goodwill	4,999,512	—			4,999,512

	132,744,689	(60,535,668)			72,209,021

Loss from continuing operations	(1,600,094)	(5,950,324)			(7,550,418)
Other income and expense:
Interest income	1,305,240	(13,649)	(E	)	1,291,591
Other income and expense, net	93,125	49,823	(E	)	142,948
Foreign currency transaction gains (losses)	12,403	(2,731)	(E	)	9,672
Gain on sales of investments	368,641	—			368,641
Other-than-temporary impairment of marketable debt securities	(150,644)	—			(150,644)
Gain on sales of patents	155,658	—			155,658

	1,784,423	33,443			1,817,866

Income (loss) from continuing operations before benefit (provision) for income taxes, and equity loss in unconsolidated affiliate and (income) loss of noncontrolling interest	184,329	(5,916,881)			(5,732,552)
Tax benefit (provision)	3,796,691	(4,051,242)	(G	)	(254,551)

Income (loss) from continuing operations before equity loss in unconsolidated affiliate and (income) loss of noncontrolling interest	3,981,020	(9,968,123)			(5,987,103)
Equity loss from continuing operations in unconsolidated affiliate	(296,451)	—			(296,451)

Income (loss) from continuing operations	3,684,569	(9,968,123)			(6,283,554)
(Income) loss from continuing operations attributable to the noncontrolling interest	(605,206)	588,121	(E	)	(17,085)

Income (loss) from continuing operations per share attributable to the controlling interest	$3,079,363	$(9,380,002)			$(6,300,639)

Income (loss) per share
Basic	$0.05				$(0.10)

Diluted	$0.05				$(0.10)

Weighted average number of common shares outstanding:
Basic	64,405,776				64,405,776
Diluted	65,234,212				65,234,212

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Kopin Corporation

Unaudited Pro Forma Condensed Consolidated Statements of Operations

Twelve Months Ended December 25, 2010

	Kopin (As Restated)	Pro Forma Adjustments			Kopin Pro Forma
Revenues:
Net product revenues	$116,622,692	$(61,653,222)	(E	)	$54,969,470
Research and development revenues	3,763,074	(590,912)	(E	)	3,172,162

	120,385,766	(62,244,134)			58,141,632
Expenses:
Cost of product revenues	81,340,602	(45,743,571)	(E	)	35,597,031
Research and development-funded programs	2,692,488	(517,007)	(E	)	2,175,481
Research and development-internal	17,041,440	(6,069,410)	(E	)	10,972,030
Selling, general and administrative	14,837,519	(2,515,910)	(E	)	12,321,609

	115,912,049	(54,845,898)			61,066,151

Income (loss) from continuing operations	4,473,717	(7,398,236)			(2,924,519)
Other income and expense:
Interest income	2,192,334	(214,643)	(E	)	1,977,691
Other income and expense, net	77,202	(107,421)	(E	)	(30,219)
Foreign currency transaction (losses) gains	(418,710)	114,583	(E	)	(304,127)
Gain on sales of investments	2,597,505	—			2,597,505
Gain on sales of patents	769,797	—			769,797

	5,218,128	(207,481)			5,010,647

Income from continuing operations before provision for income taxes, equity loss in unconsolidated affiliates and (income) loss of noncontrolling interest	9,691,845	(7,605,717)			2,086,128
Tax provision	(252,000)	—			(252,000)

Income before equity loss in unconsolidated affiliate and (income) loss of noncontrolling interest	9,439,845	(7,605,717)			1,834,128
Equity loss from continuing operations in unconsolidated affiliate	(600,299)	—			(600,299)

Income from continuing operations	8,839,546	(7,605,717)			1,233,829
(Income) loss from continuing operations attributable to the noncontrolling interest	(10,225)	54,419	(E	)	44,194

Income from continuing operations attributable to the controlling interest	$8,829,321	$(7,551,298)			$1,278,023

Income from continuing operations per share
Basic	$0.14				$0.02

Diluted	$0.13				$0.02

Weighted average number of common shares outstanding:
Basic	66,019,847				66,019,847
Diluted	66,711,501				66,711,501

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Kopin Corporation

Unaudited Pro Forma Condensed Consolidated Statements of Operations

Twelve Months Ended December 26, 2009

	Kopin	Pro Forma Adjustments			Kopin Pro Forma
Revenues
Net product revenues	$108,118,271	$(45,606,437)	(E	)	$62,511,834
Research and development revenues	6,536,486	(845,655)	(E	)	5,690,831

	114,654,757	(46,452,092)			68,202,665
Expenses:
Cost of product revenues	75,982,694	(36,876,505)	(E	)	39,106,189
Research and development-funded programs	3,586,372	(526,775)	(E	)	3,059,597
Research and development-internal	10,560,662	(2,265,903)	(E	)	8,294,759
Selling, general and administrative	14,136,482	(1,192,259)	(E	)	12,944,223

	104,266,210	(40,861,442)			63,404,768

Income from continuing operations	10,388,547	(5,590,650)			4,797,897
Other income and expense:
Interest income	2,180,678	(2,573)	(E	)	2,178,105
Other income and expense, net	728,686	(389,533)	(E	)	339,153
Foreign currency transaction gains (losses)	(1,005,184)	62,723	(E	)	(942,461)
Gain on loans to KTC	1,187,937	(1,187,937)	(E	)	—
Gain on remeasurement of investment in KTC	599,328	(599,328)	(E	)	—
Other-than-temporary impairment of marketable debt securities	(926,630)	—			(926,630)
Gain on sales of patents	6,323,934	—			6,323,934

	9,088,749	(2,116,648)			6,972,101

Income from continuing operations before provision for income taxes, equity earnings (losses) in unconsolidated affiliates and loss of noncontrolling interest	19,477,296	(7,707,298)			11,769,998
Tax provision	(690,200)	—			(690,200)

Income from continuing operations before earnings (losses) in unconsolidated affiliates and loss of noncontrolling interest	18,787,096	(7,707,298)			11,079,798
Equity earnings (losses) from continuing operations in unconsolidated affiliates	483,057	(824,276)	(E	)	(341,219)

Income from continuing operations	19,270,153	(8,531,574)			10,738,579
Loss from continuing operations attributable to the noncontrolling interest	173,217	95,402	(E	)	268,619

Income from continuing operations attributable to the controlling interest	$19,443,370	$(8,436,172)			$11,007,198

Income from continuing operations per share
Basic	$0.29				$0.16

Diluted	$0.29				$0.16

Weighted average number of common shares outstanding:
Basic	66,849,890				66,849,890
Diluted	67,457,751				67,457,751

The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

Note 1 — Description of Transaction

On January 15, 2013, (the “Closing Date”) Kopin Corporation consummated the sale of all of its III-V product line assets and its investment in Kopin Taiwan Corporation (“KTC”) to IQE KC LLC, a wholly-owned subsidiary of IQE plc, and IQE plc, for a gross purchase price of $75 million which was subject to certain adjustments including working capital adjustments and an escrow. $55 million of the purchase price was paid as of the Closing Date, $15 million of the purchase price will be paid on the third anniversary of the Closing Date, and $5 million was placed in escrow pending a final determination of the working capital purchase price adjustments, which is expected to be completed within 90 days of the Closing Date.

Note 2 — Pro Forma Adjustments

Immaterial Restatement

During the second quarter of 2012, the Company identified an error in the calculation of intercompany profit elimination in inventory for prior periods. While the Company believes the correction of this error is not material to its previously issued historical consolidated financial statements, the Company has restated certain balances within the condensed consolidated balance sheet as of December 31, 2011 to correct this error.

	Fiscal year ended December 31, 2011
	As previously reported	Adjustment	As restated
Expenses:
Cost of product revenues	82,110	831	82,941

Loss from continuing operations	(769)	(831)	(1,600)
Income from continuing operations before benefit for income taxes, equity loss in unconsolidated affiliate and (income) loss of noncontrolling interest	1,015	(831)	184
Tax benefit	3,541	256	3,797

Income from continuing operations before equity loss in unconsolidated affiliate and (income) loss of noncontrolling interest	4,556	(575)	3,981
Equity loss from continuing operations in unconsolidated affiliate	(296)	—	(296)

Income (loss) from continuing operations	4,260	(575)	3,685
(Income) loss from continuing operations attributable to the noncontrolling interest	(662)	57	(605)

Income (loss) from continuing operations attributable to the controlling interest	$3,598	$(518)	$3,080

Income (loss) from continuing operations per share:
Basic	$0.06	$(0.01)	$0.05
Diluted	$0.06	$(0.01)	$0.05
Weighted average number of common shares:
Basic	64,406		64,406
Diluted	65,234		65,234

	Fiscal year ended December 25, 2010
	As previously reported	Adjustment	As restated
Expenses:
Cost of product revenues	81,224	116	81,340

Income (loss) from continuing operations	4,591	(116)	4,475
Income from continuing operations before provision for income taxes, equity loss in unconsolidated affiliate and (income) loss of noncontrolling interest	9,809	(116)	9,693

(Income) loss from continuing operations attributable to the noncontrolling interest	(22)	11	(11)

Income (loss) from continuing operations attributable to the controlling interest	$8,935	$(105)	$8,830

Income from continuing operations per share:
Basic	$0.14	$—	$0.14
Diluted	$0.13	$—	$0.13
Weighted average number of common shares:
Basic	66,020		66,020
Diluted	66,712		66,712

Pro Forma Adjustments: The pro forma adjustments made to the historical condensed consolidated financial statements of Kopin are described as follows:

A.	Reflects proceeds of $55 million received in cash from the sale and $5 million held in escrow until the final determination of working capital.

B.	Reflects the adjustments to eliminate the assets and liabilities sold related to the III-V product line, and an additional $0.5 million accrued for professional fees related to the transaction.

C.	Represents liabilities that will not be retained by Kopin as a result of the sale.

D.	Represents the difference between the estimated cash to be received and the net asset value transfer to IQE KC, LLC on the sale as discussed above.

Estimated net proceeds	$74,800,000
Net assets sold	38,796,486
Net change in consolidated net assets	36,003,514

Assets sold	52,797,414
Estimated Liabilities transferred to Buyer	(14,000,928)
Estimated Net assets sold	38,796,486

E.	Represents the revenue and expenses directly attributable to the III-V product line and KTC operations. The pro forma adjustments exclude the indirect and fixed costs allocated to the sold business.

F.	Represents the $15 million Note Receivable to be paid in three years by IQE, discounted based on the 3 year treasury rate (.37%) as of the Closing Date.

G.	Represents income taxes owed on earnings of KTC.